Fees Summary	Jul. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 71,160,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,827.20
Total Offset Amount	0.00
Net Fee	$ 9,827.20